UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 28, 2006

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

California	1-6615	95-2594729
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7800 Woodley Avenue
Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (818) 781-4973
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 2.01 Completion of Acquisition or Disposition of Assets
Superior Industries International, Inc. (“Superior”), as seller, entered into an Asset Purchase Agreement (“Agreement”) with Saint Jean Industries, Inc., a Delaware corporation, as buyer, and the buyer’s parent, Saint Jean Industries, SAS, a French simplified joint stock company, for substantially all of the assets and working capital of Superior’s suspension components business located in Heber Springs, Arkansas (“Suspension Components Business”), and associated real estate. Subject to post closing adjustments and indemnification obligations, the $17.0 million purchase of the suspension components business by Saint Jean Industries, Inc., including a $2.0 million promissory note, was funded and completed on September 28, 2006 with title, risk and rewards transferring as of September 24, 2006. $5.0 million of the purchase price is to be paid after the completion date pending finalization of financing of that portion of the purchase price. Superior is retaining an equal amount of accounts receivable of the business until such amount is paid. All financial and pro forma information herein assumes full and timely payment of such amount. The $2.0 million promissory note is due in two equal installments on the 24th and 36th month anniversary date of the completion date, and bears interest at LIBOR plus 1%, adjusted quarterly. In addition, the buyer will assume selected liabilities of the business. During 2006, the assets and liabilities being sold have been designated as “held for sale” and the operating results have been reflected as discontinued operations in the first and second Quarterly Reports on Form 10-Q.
This Form 8-K supersedes and corrects the September 22, 2006 press release by Superior attached here to as Exhibit 99.1 solely with respect to the completion date stated in such press release.
This Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about the company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors and risks discussed from time to time in the company’s Securities and Exchange Commission filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.
Item 9.01 Financial Statements and Exhibits
(b) Pro Forma Financial Information
The accompanying unaudited pro forma consolidated financial information of Superior Industries International, Inc. reflects the sale of substantially all of the assets of the suspension components business in accordance with the terms of the sale agreement and has been prepared pursuant to rules and regulations of the United States Securities and Exchange Commission. The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and, therefore, are not necessarily indicative of the operating results and financial position that might have been achieved had the sale occurred as of an earlier date, nor are they necessarily indicative of operating results and financial position that may occur in the future. The unaudited pro forma consolidated financial statements do not reflect the use of the estimated net cash proceeds in our ongoing operations or the effect on our future financial position. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto in the Annual Report on Form 10-K for the year ended December 25, 2005.
The following Pro Forma Consolidated Statement of Operations presentation gives effect to the sale of the suspension components business as if it had occurred on the first day of fiscal years 2005, 2004 and 2003. The column titled “Elimination of Suspension Components Business” on the following statements of operation represents the direct revenues and costs associated with the suspension components business. The following Pro Forma Consolidated Balance Sheet presentation gives effect to the sale of the suspension components business as if it had occurred June 25, 2006.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 25, 2005
(Dollars in thousands, except per share amounts)

		Elimination of
		Suspension
		Components
	Superior	Business	Pro Forma
NET SALES	$844,884	$40,723	$804,161
Cost of sales	808,649	53,602	755,047

GROSS PROFIT (LOSS)	36,235	(12,879)	49,114

Selling, general and administrative expenses	21,019	34	20,985
Impairment of long-lived assets	41,895	34,040	7,855

INCOME (LOSS) FROM OPERATIONS	(26,679)	(46,953)	20,274

Equity earnings of joint ventures	5,206	—	5,206
Interest income, net	5,329	—	5,329
Other income (expense), net	(588)	290	(878)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	(16,732)	(46,663)	29,931

Income tax provision (benefit) (a)	(9,671)	(17,497)	7,826

INCOME (LOSS) FROM CONTINUING OPERATIONS	$(7,061)	$(29,166)	$22,105

EARNINGS (LOSS) PER SHARE
Basic	$(0.27)	$(1.10)	$0.83
Diluted	$(0.27)	$(1.10)	$0.83

Weighted average shares outstanding:
Basic	26,614		26,614
Diluted (b)	26,614		26,620

(a)	The effective tax rate before discrete items for the suspension components business is 37.5% which is comprised of 30.1% on operations and 40.2% on impairment of long-lived assets.

(b)	Approximately 6,000 shares of common stock equivalent units were excluded from diluted earnings (loss) per share calculation because they would have been anti-dilutive due to the net loss for the period.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 26, 2004
(Dollars in thousands, except per share amounts)

		Elimination of
		Suspension
		Components
	Superior	Business	Pro Forma
NET SALES	$901,755	$29,497	$872,258
Cost of sales	819,639	39,887	779,752

GROSS PROFIT (LOSS)	82,116	(10,390)	92,506

Selling, general and administrative expenses (a)	25,776	2,932	22,844
Impairment of long-lived assets	—	—	—

INCOME (LOSS) FROM OPERATIONS	56,340	(13,322)	69,662

Equity earnings of joint ventures	8,611	—	8,611
Interest income, net	2,772	—	2,772
Other income (expense), net	(1,614)	—	(1,614)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	66,109	(13,322)	79,431

Income tax provision (benefit)	21,454	(4,323)	25,777

INCOME (LOSS) FROM CONTINUING OPERATIONS	$44,655	$(8,999)	$53,654

EARNINGS (LOSS) PER SHARE
Basic	$1.68	$(0.34)	$2.01
Diluted	$1.67	$(0.34)	$2.00

Weighted average shares outstanding:
Basic	26,655		26,655
Diluted	26,809		26,809

(a)	Elimination of Suspension Components Business includes $2,904 provision for doubtful accounts for Tower Automotive, Inc., a suspension components customer, that filed to reorganize under Chapter 11 of the U.S. Bankruptcy Code.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 28, 2003
(Dollars in thousands, except per share amounts)

		Elimination of
		Suspension
		Components
	Superior	Business	Pro Forma
NET SALES	$840,349	$14,409	$825,940
Cost of sales	716,558	25,027	691,531

GROSS PROFIT (LOSS)	123,791	(10,618)	134,409

Selling, general and administrative expenses	22,902	—	22,902
Impairment of long-lived assets	—	—	—

INCOME (LOSS) FROM OPERATIONS	100,889	(10,618)	111,507

Equity earnings of joint ventures	8,655	—	8,655
Interest income, net	2,727	—	2,727
Other income, net	1,144	—	1,144

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES	113,415	(10,618)	124,033

Income tax provision (benefit)	39,695	(3,716)	43,411

INCOME (LOSS) FROM CONTINUING OPERATIONS	$73,720	$(6,902)	$80,622

EARNINGS (LOSS) PER SHARE
Basic	$2.76	$(0.26)	$3.02
Diluted	$2.73	$(0.26)	$2.98

Weighted average shares outstanding:
Basic	26,673		26,673
Diluted	27,033		27,033

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 25, 2006
(Dollars in thousands)

		Elimination of
		Suspension
		Components
	Superior	Business		Pro Forma
ASSETS
Current Assets
Cash and equivalents	$52,370	$15,000	(a)	$67,370
Short-term investments	36,173	—		36,173
Accounts receivable, net	153,915	—		153,915
Inventories, net	102,826	—		102,826
Deferred income taxes, net	7,322	—		7,322
Prepaid and other current assets	5,957	—		5,957
Current assets of operations held for sale	13,579	(13,579	)(b)	—

Total current assets	372,142	1,421		373,563

Property, plant and equipment	301,214	—		301,214
Investments	45,856	2,000	(a)	47,856
Other assets	6,841	—		6,841
Non-current assets of operations held for sale	7,811	(7,811	)(b)	—

Total assets	$733,864	$(4,390)		$729,474

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$69,601	$—		$69,601
Accrued expenses	41,797	200	(a)	41,997
Liabilities retained	—	361	(c)	361
Income taxes payable	7,589	188	(a)	7,777
Liabilities of operations held for sale	5,487	(5,487	)(b)	—

Total current liabilities	124,474	(4,738)		119,736

Executive retirement liabilities	19,212			19,212
Deferred income taxes	24,481			24,481
Commitment and contingent liabilities	—	—		—
Shareholders’ equity Preferred stock, $25.00 par value Authorized – 1,000,000 shares Issued – none	—	—		—
Common Stock, $0.50 par value Authorized – 100,000,000 shares Issued – 26,610,191	13,305	—		13,305
Additional paid in capital	24,316	—		24,316
Accumulated other comprehensive income	(49,189)	—		(49,189)
Retained earnings	577,265	348	(a)	577,613

Total shareholder’ equity	565,697	348		566,045

Total liabilities and shareholders’ equity	$733,864	$(4,390)		$729,474

See notes to Pro Forma Consolidated Balance Sheet

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 25, 2006
(Dollars in thousands)
(a)	Represents the receipt of $17.0 million in total proceeds and the estimated gain on sale of the suspension components business, net of estimated selling costs and expenses and taxes as follows:

Cash proceeds from sale	$15,000
Promissory note	2,000

Total proceeds	17,000

Assets sold	(21,390)
Liabilities assumed (c)	5,126
Selling costs and expenses	(200)
Estimated income taxes	(188)

Estimated gain on sale	$348

(b)	Represents the elimination of net assets of the suspension components business.

(c)	$361 of employee related liabilities originally included in liabilities of operations held for sale were retained by Superior.
The final calculation of the gain on sale is subject to post closing working capital adjustments as of the closing date, which could result in material changes from the pro forma amounts and calculations contained herein.
(d) Exhibits
99.1	Press release, dated September 22, 2006, issued by Superior Industries International, Inc., announcing the sale of substantially all of its assets of Superior’s suspension components business located in Heber Springs, Arkansas, to Saint Jean Industries, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Registrant)

Date: October 4, 2006

/s/ R. Jeffrey Ornstein

R. Jeffrey Ornstein
Vice President and Chief Financial Officer